Defined Asset Funds[Registered]

                              Select Series 2000 C

                             Quantitative Research

                      The Select S&P Industrial Portfolio

Take Indexing to Another Level . . .

[logo] Merrill Lynch

Indexing - it's a strategy to mirror the returns of major indices. Why not take a step beyond?

The Defined Asset Funds[Registered] Select S&P Industrial Portfolio can help.

Instead of simply replicating an index, the Select S&P Industrial Portfolio singles out stocks from the S&P Industrial Index(*) for a combination of capital appreciation potential and current dividend income.

This value-oriented Portfolio seeks total return through a contrarian strategy of selecting 15 Index stocks with high dividend yields.

The Strategy

The Select S&P Industrial Portfolio employs a disciplined strategy. Each year, we intend to reapply the screening process to select a new Portfolio. At that time, you can roll your proceeds into the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

Select S&P Industrial Portfolio - 2000 Series C (+)

                                                            Current Dividend
Name of Issuer                            Ticker Symbol         Yield(++)

1.  Genuine Parts Company                     GPC                4.30%
2.  ConAgra, Inc.                             CAG                3.96
3.  The May Department Stores Company         MAY                3.28
4.  Newell Rubbermaid, Inc.                   NWL                3.23
5.  Pitney Bowes, Inc.                        PBI                2.90
6.  Emerson Electric Company                  EMR                2.63
7.  Albertson's, Inc.                         ABS                2.36
8.  Air Products and Chemicals, Inc.          APD                2.29
9.  Hershey Foods Corporation                 HSY                2.24
10. The Clorox Company                        CLX                2.19


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11. Textron, Inc.                             TXT                2.09
12. Rohm and Haas Company                     ROH                2.01
13. Abbott Laboratories                       ABT                2.00
14. ALLTEL Corporation                        AT                 1.97
15. Bestfoods                                 BFO                1.67


The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors or Standard & Poor's.(*)

(+) Initial date of deposit - May 8, 2000.

(++) Current dividend yield for each stock was calculated by annualizing the last monthly, quarterly or semi-annual ordinary dividend received on that stock and dividing the result by its market value as of the close of trading on May 5, 2000. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.

Past Performance of Prior Select S&P Industrial Portfolios

Past performance is no guarantee of future results.

Series from Inception Through 3/31/00    Most Recently Completed Portfolio
 (including annual rollovers)
Inception    Series      Return      Period          Series            Return

1/22/97         A         2.35%   2/17/99-3/24/00       A             -19.41%
2/24/97         B         2.89    3/23/98-4/23/99       B               6.13
4/21/97         C         4.08    4/27/98-6/4/99        C              12.29
6/9/97          D        -2.00    6/15/98-7/23/99       D               7.93
7/21/97         E        -1.95    7/27/98-8/27/99       E               1.39
9/8/97          F         1.81    9/14/98-10/15/99      F              -1.91
10/20/97        G        -2.17    10/26/98-12/3/99      G               5.03
12/2/97         H        -4.30    12/14/98-1/14/00      H             -10.68
1/8/98          J        -5.59    1/11/99-2/11/00       J             -25.77

The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect deduction of maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect different performance periods and a reduced sales charge on annual rollovers.

Avoid the teachings of speculators whose judgments are not confirmed by experience.
Leonardo Da Vinci

The Selection Process
The Select S&P Industrial Portfolio looks for potential values in the equity market by investing in companies in the S&P Industrial


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Index that may be currently out of favor. It does this through a disciplined four-part screening process:

1. Defining the Universe: We begin with the S&P Industrial Index, a subset of the S&P 500 Index(*) that includes only industrial stocks. We then remove any stocks that are also in the Dow Jones Industrial Average(*) (DJIA).

2. Quality Screen: We only consider stocks that are ranked "A+" or "A" by Standard & Poor's. Standard & Poor's determines these stock rankings using a computerized system which focuses primarily on the growth and stability of per-share earnings and dividends. It then assigns a symbol to each stock, from "A+" for the highest ranked stocks to "D" for stocks Standard & Poor's considers to be the most speculative. These rankings differ from credit-worthiness rankings of bonds, and are not intended to predict stock price movements.

3. Market Capitalization: We then rank the stocks by market capitalization, and eliminate the lowest 25%. This allows the Portfolio to avoid smaller, less-liquid issues.

4. Dividend Yield: Finally, we rank the remaining stocks according to dividend yield. From this group we select the 15 highest dividend-yielding stocks for the Portfolio, whose prices may be undervalued.

(*) "Standard & Poor's," "S&P," "S&P 500 Index" and "S&P Industrial Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's. The name "Dow Jones Industrial Average" is the property of Dow Jones & Company, Inc.

Hypothetical Past Performance of the Strategy (not any Portfolio)

Growth of $10,000 Invested Over 25 Years - 1/1/75 Through 3/31/00

Strategy(ss)    $525,515         S&P 500 Index              $519,791
DJIA            $454,964         S&P Industrial Index       $535,721

Growth of $10,000 Invested Over 27 Years - 1/1/73 Through 3/31/00

[A mountain chart compares the cumulative annual performance from 1973 through 3/31/00 of the Strategy (yellow), the DJIA (pink), the S&P 500 Index (purple) and the S&P Industrial Index (green). The horizontal axis traces the performances chronologically from 1973 through 2000. The vertical axis reflects the dollar amount of performance for each index. The initial value of each investment is $10,000. Throughout the aforementioned period, increases in each investment build toward the vertical axis. At the end of this period, the ending values are $303,807 for the DJIA, $326,172 for


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the S&P 500 Index, $336,044 for the S&P Industrial Index, and
$400,140 for the Strategy.]

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy (with Portfolio sales charges and expenses deducted) would have underperformed the DJIA in 10, the S&P 500 Index in 11 and the S&P Industrial Index in 10 of the last 27 years.

Annual Total Returns


                              S&P      S&P                                     S&P         S&P
                              500      Industrial                              500         Industrial
Year   Strategy(ss)  DJIA     Index    Index     Year    Strategy(ss)  DJIA    Index       Index

1973     -20.13%    -13.12%   -14.66%  -14.61%   1987        2.52       6.02     5.67       9.13
1974      -5.35     -23.14    -26.47   -26.54    1988       42.04      15.95    16.58      15.80
1975      40.63      44.40     36.92    36.78    1989       35.40      31.71    31.11      29.30
1976      30.89      22.72     23.53    22.59    1990        0.96      -0.57    -3.20      -0.84
1977      -6.53     -12.71     -7.19    -8.20    1991       27.06      23.93    30.51      30.39
1978       6.06       2.69      6.39     7.50    1992       11.50       7.34     7.67       5.63
1979      26.47      10.52     18.02    18.40    1993        2.28      16.72     9.97       8.90
1980      18.23      21.41     31.50    32.98    1994       11.41       4.95     1.30       3.75
1981       7.67      -3.40     -4.83    -6.69    1995       36.68      36.48    37.10      34.26
1982      25.87      25.79     20.26    20.14    1996       12.25      28.57    22.69      22.70
1983      24.72      25.68     22.27    22.79    1997       33.34      24.78    33.10      30.80
1984      12.34       1.06      5.95     4.09    1998       15.10      18.00    28.34      33.43
1985      29.98      32.78     31.43    30.08    1999      -13.10      27.01    20.89      25.66
1986      28.78      26.91     18.37    18.54    3/31/00    -7.19      -4.66     2.27       2.17
                                                 Average 14.50%        13.35%   13.64%     13.77%

Average Annual Total Returns

For periods ending 12/31/99  3 Year   5 Year   10 Year  15 Year  20 Year 25 Year

Strategy(ss)                  9.80%   15.23%   12.69%    17.28%   17.34%  17.52%
DJIA                         23.20%   26.83%   18.19%    19.52%   17.95%  16.72%
S&P 500 Index                27.34%   28.28%   18.07%    18.78%   17.64%  17.02%
S&P Industrial Index         29.92%   29.29%   18.75%    19.26%   17.86%  17.16%

Returns shown represent price changes plus dividends reinvested at year ends, divided by the initial public offering price, and do not reflect deduction of any commissions or taxes. Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times and stocks may not be weighted equally.

(ss) Net of Portfolio sales charges (2.50% for the first year, 1.50% for each subsequent year), creation and development fee and estimated expenses.

Defined Asset Funds[Registered]
Buy With Knowledge - Hold With Confidence


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Equity Investor Funds


Other Select Series
Select Ten Portfolio (DJIA)
United Kingdom Portfolio (Financial Times Index)
Institutional Holdings Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
S&P Market Cap Plus Portfolio
Standard & Poor's Industry Turnaround Portfolio
Standard & Poor's Intrinsic Value Portfolio

Concept Series
Baby Boom Economy Portfolio[service mark]
Biotechnology Portfolio
Broadband Portfolio
Earnings Growth Consistency Portfolio
Energy Portfolio
Financial Services Portfolio
Heath Care Trust
Internet Portfolio
Media Portfolio
Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio
Western Premier Portfolio

Index Series
S&P 500 Trust
S&P MidCap Trust


Fixed-Income Funds

Corporate Funds
Government Funds
Municipal Funds


Defined Asset Funds - Our Philosophy

At Defined Asset Funds, we believe that knowledge and discipline are essential to sound investment planning. For this reason, our unit investment trusts provide the information to help you invest appropriately, and the discipline to help you stay on course.

We've found that diversity and drive can be key to uncovering compelling investments. To this end, our experienced team of research analysts and securities traders search Wall Street and


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beyond, creating portfolios with strong potential. Our equity funds seek to capitalize on vibrant economic sectors, innovative quantitative strategies and thorough fundamental analysis. Our fixed-income funds offer the regular income and stability to help balance and diversify your investment assets.

At Defined Asset Funds, we set the foundation for each of our portfolios in this way, because we have a very important goal in mind - yours.

Take a Step Beyond!

You can get started today with the Select S&P Industrial Portfolio for $250. It is an ideal investment for IRA accounts. Call your financial professional for a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

- This Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or current income.

- There can be no assurance that this Portfolio will meets its objective, that dividend rates will be maintained, that stock or unit prices will not decrease or that this Portfolio will outperform the Indices.

- The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

- These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which caused these relatively low prices will change.

- Stocks are chosen for characteristics such as value and quality, which may be at odds with those of the stock driving the market at any given time.

Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).


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Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%, deducted over the last ten months of the Portfolio.

                               As a % of Public              Amount Per
                                Offering Price              1,000 Units
--------------------------------------------------------------------------------

Initial Sales Charge                  1.00%                   $10.00
Deferred Sales Charge                 1.50%                   $15.00
Maximum Sales Charge                  2.50%                   $25.00

Creation and Development Fee
(as a % of net assets)               0.250%                    $2.48

Estimated Annual Expenses
(as a % of net assets)               0.214%                    $2.11

Estimated Organization Costs                                   $1.08

--------------------------------------------------------------------------------

If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

Amount                             Total Sales Charge as a % of
Purchased                               Public Offering Price
--------------------------------------------------------------------------------


Less than $50,000                              2.50%
$50,000 to $99,999                             2.25
$100,000 t $249,999                            1.75
$250,0000 to $999,999                          1.50
$1,000,000 or more                             0.75
--------------------------------------------------------------------------------

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange


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Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.


[logo] Printed on Recycled Paper                                    11579BR-5/00

[copyright] 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.


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